UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22750

USFS Funds Trust
 (Exact name of registrant as specified in charter)

11270 West Park Place
Suite 1025
Milwaukee, WI 53224
(Address of principal executive offices) (Zip code)

Pennant Management, Inc.
(Name and address of agent for service)

11270 West Park Place, Suite 1025
Milwaukee, Wisconsin 53224
(877) 299-8737

Registrant's telephone number, including area code: (877) 299-8737

Date of fiscal year end: December 31, 2013

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

USFS Funds Limited Duration Government Fund (USLDX)
USFS Funds Tactical Asset Allocation Fund (USFSX)

Semi-Annual Report	June 30, 2013

Investment Adviser:
Pennant Management, Inc.

USFS FUNDS
JUNE 30, 2013

TABLE OF CONTENTS

Shareholders’ Letter	1
Investment Highlights	9
Schedules of Investments
Limited Duration Government Fund	11
Tactical Asset Allocation Fund	15
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets
Limited Duration Government Fund	20
Tactical Asset Allocation Fund	21
Financial Highlights
Limited Duration Government Fund	22
Tactical Asset Allocation Fund	23
Notes to Financial Statements	24
Disclosure of Fund Expenses	35
Approval of Investment Advisory Agreement	37

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q will be available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, is available (i) without charge, upon request, by calling 1-877-299-USFS (8737); and (ii) on the Commission’s website at http://www.sec.gov.

USFS FUNDS
JUNE 30, 2013

SHAREHOLDERS’ LETTER

USFS Funds June 2013 Commentary
USFS Funds Limited Duration Government Bond Fund (USLDX)
USFS Funds Tactical Asset Allocation Fund (USFSX)

Introduction
USFSX is our firm’s equity mutual fund and is managed by the team of Mark A. Elste, CFA and Chris J. Weber.  USLDX is our U.S. Government bond fund and is managed by James Habanek, CFA.  During the second quarter John Culhane, CFA left Pennant Management to assume the role of Chief Investment Officer of an Illinois based trust company.  We wish John well in his new position; and, his wisdom and friendship will be missed by our professional team.  Going forward USLDX will be managed in the capable hands of Jim Habanek and his three decades of experience.

Fund Performance Review
The USFS Funds Limited Duration Government Bond Fund (USLDX) realized a total return of -0.37% in the second quarter of 2013, and -0.30% for calendar year-to-date 2013, ending June 30, 2013.  The very low level of short-term interest rates, anchored by the Federal Reserve’s near 0% short-term interest rate policy, continues to make it very  difficult to generate positive total returns with investments limited to short-duration U.S. Government and Government Agency fixed-income securities.  Morningstar categorizes the Fund as a Taxable Bond Short Government fund and there are 150 funds within this category.  At the time of this writing, over the past twelve months, the Fund ranked within the top 6% among its Morningstar group peers.  This is the total return percentile rank within each Morningstar Category where the highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100.  Bloomberg categorizes the Fund as a Government/Agency Short-Term fun and there are 141 funds within this category.  At the time of this writing, over the past twelve months, the Fund ranked within the top 30% among its Morningstar group peers.  This is the total return percentile rank within each Bloomberg Objective where the highest (or most favorable) percentile rank is 100 and the lowest (or least favorable) percentile rank is 1.  Nonetheless, both in the second quarter and for year-to-date 2013, the performance of the Fund exceeded that of the respective peer groups of funds net of expenses.

Unlike most other funds within Short Term U.S. Government and Agency fund peer group, the Fund at all times limits its holdings to securities that have a risk-based capital weighting of 20% or less under the current risk-based capital regulations.  Because the Fund will only hold U.S. Government and Agency, and other securities which are U.S. Government guaranteed, fixed-income securities, the Fund’s performance is disadvantaged in many interest rate environments relative to its peer group which in most instances holds some lower-rated and higher-yielding securities and foreign sovereign debt.

USFS FUNDS
JUNE 30, 2013

Short-term yields remained near record low levels in the second quarter.  Therefore, strategies to reduce price and interest-rate risk continued to be undertaken by the Fund’s manager.  The Fund also continued to minimize its holdings of U.S. Treasuries relative to the overweight allocation to Treasuries that it had maintained over the past two years.  To the benefit of the Fund’s year-to-date performance, the Fund’s manager increased exposure to government agency mortgage-backed securities and variable-rate instruments.  Further, the Fund continues to favor callable, step-up coupon and cushion government agency securities which ordinarily provide some price protection in rising interest rate environments, while providing higher current income streams.  The Fund continues to maintain a significant allocation to variable rate asset- backed U.S. government guaranteed securities.  The active management of the U.S. Treasury securities component of the Fund also contributed positively to the performance of the Fund in the second quarter as well as year to date.

The Fund distributed dividends totaling $0.0154 and $0.0335 per share to shareholders during the second quarter and first six months of 2013, respectively.  After the distribution of dividends, the Fund’s Net Asset Value (NAV) as of June 30, 2013 fell to $12.00 from $12.06 on March 31, 2013, and from $12.07 on December 31, 2012.  Assets under management within the Fund decreased from $38.8 million on December 31, 2012 to $38.1 million on June 30, 2013.

Duration is a measure of the price sensitivity of a fixed-income investment to a change in interest rates.  Duration is expressed as a number of years.  Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.  The higher the duration number, the greater the interest-rate risk of a fixed-income investment.  The duration of the Fund remains at approximately 1.25 years.  The Fund’s continuing strategy of shortening duration should benefit both the relative and absolute performances of the Fund in 2013 and beyond.  The Fund’s manager believes that market-driven interest rate levels have bottomed for this cycle, that bond yields will continue to drift irregularly higher over the next few years, and that the Fund is well positioned for that eventuality.  The short duration of the Fund should allow it to outperform longer duration bond funds, and mitigate interest-rate risk.  The immediate challenge to the Fund remains the ability to earn a positive return at a time when short-term yields are lower than the administrative expenses of managing the Fund.

The USFS Funds Tactical Asset Allocation Fund (USFSX) enjoyed a good quarter ended June 30, 2013, with a total return registering at 4.31% vs. 2.91% for both the S&P 500 Index (the “S&P 500”) and Dow Jones Industrial Average (the “Dow”).  Year-to-date the Fund produced a total return of 12.71% vs. 13.83% for the S&P 500 and 15.19% for the Dow.  For the one-year period ended on June 30th the Fund returned 17.13% vs. 20.60% for the S&P 500 and 18.87% for the Dow.

USFS FUNDS
JUNE 30, 2013

USFS Tactical Asset Allocation Fund

	AVERAGE ANNUAL
	Inception			SINCE
	Date	1-YEAR	3-YEAR	INCEPTION
USFS Funds Tactical
Asset Allocation Fund	11/30/09	17.13%	15.56%	11.39%
S&P 500 Index	11/30/09	20.60%	18.45%	13.65%
Down Jones Industrial Average	11/30/09	18.87%	18.19%	13.73%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement:  1.67%

Performance data quoted represents past performance and is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted.  For performance data current to the most recent month end, please call 877-299-USFS.  Annualized total return assumes reinvestment of dividends and capital gain distributions.  The Fund’s portfolio may differ significantly from the securities held in the index.  You cannot invest directly in an index; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

We have managed the USFSX with a consistent high quality bias.  That is, we invest in companies that have good business franchises, strong balance sheets and excellent free cash flow.  We screen for purchase candidates using distinct growth and value screens.  Increasingly, we are having little success in screening growth companies that share our quality bias and also trade at reasonable valuation levels given their prospects.  This is troubling to us and is not inconsistent with a market subject to increasing correction risk.

We have responded to this environment by populating the Fund’s portfolio with new stock positions that have emanated from our value screen and not our growth screen.  In addition, the Fund has been managed with a material risk reducing covered call position; which often times reduces the Fund’s exposure to the overall market by 15-20%.  Considering this constraint alone, we are not unhappy with the Fund’s performance.

At times this strategy has been favored by the broad market (such as this last quarter and all of 2011), while at other times it has not.  This has been the story throughout the period since 2009 where “risk-on” and “risk-off” has played, each in turn.  The bottom line, however, is that we would expect USFSX to outperform in a down market and participate in an up market cycle.

This risk on/risk off orientation has been clearly observable by the regular sector rotation from defensive to more cyclical stock market sectors.  To us, these are market momentum plays that are very difficult to consistently exploit.

USFS FUNDS
JUNE 30, 2013

We are troubled by the Fed’s aggressive policy to stimulate economic growth as we believe the U.S. stock market is considerably higher than justified by anything other than that money policy.  We believe loose money has created a shortage of safe assets for investors.  This has caused investors to bid up the price of assets they perceive to be safe to the point where they cease to be safe any longer.  This process has now entered the financial markets’ lexicon, and is known as financial repression.  From our point of view we simply call it a Fed induced bubble.  Bubbles always end badly.

Behavioral finance studies tell us that investors have a serious tendency to conflate stock market action with underlying economic fundamentals.  Misunderstanding the actual relationship causes investors to therefore liquidate stocks when the economy is weak and valuations are truly cheap, only to buy back stocks when the economy is obviously strong and stock valuations are extreme.

Stock market action in the current environment is not only a textbook behavioral finance study of this mistaken conflation, but we believe has been exacerbated by the Fed’s having pushed investors into risk categories that most should probably have avoided.

This trend position is confirmed by observing the ICI flow of funds data that tracks where investors are placing their investments.  Since January when the normalized S&P 500 price-to-earnings (P/E) ratio has crossed 20x, investors are again buying stocks, when they had been selling since early 2009.

Stock valuations are far from a good market timing tool.  Having said that, we find value stocks tend to do well in most stock market corrections.  Since USFSX is an equity fund, we are obligated to stay invested in stocks.  Hence, our penchant is for value stocks over growth companies given our description of the current stock market environment.

The Stock Market
When the stock market was cheap in 2009, investors wanted no part of stocks.  Now that P/E ratios are extended, the average investor simply cannot get enough.  The only thing that is certain is that the average investor is locking in poor investment performance for years to come at these extended valuation levels.

Although we pick our stock portfolio based on fundamentals, we do not disregard signals that have the potential to be exploited.  Often, this is reflected in our relative interest in writing covered calls against our long positions.

As discussed earlier, we believe that financial repression has pushed investors into risk strata that they would not otherwise have targeted were it not for the Fed’s loose money policy.  Notwithstanding the P/E to equity flow of funds discussion earlier, we are very close to being more than one standard deviation below this model historical mean.

USFS FUNDS
JUNE 30, 2013

What does the earnings environment for the average stock have to say about the performance relationship between Growth vs. Value?

Although the economy is not strong, the earnings-per-share (EPS) outlook for the average stock has been improving.  This has an important anecdotal implication for the relative performance between Growth vs. Value stocks.  What sensitized us first was a serious lack of quality screened Growth companies to potentially go into USFSX – that is, companies screened but we could not justify buying those companies at their current valuation levels.

It suggests that these Growth companies already fully reflect expectations in their price per share.

Is this EPS motivated Growth vs. Value thesis supported by broader economic measures of improvement?

Again, using anecdotal measures the answer would also suggest Value stocks will outperform Growth stocks over the future.

The Bond Market
Bond market yields jumped to near two-year highs as the second quarter of 2013 came to a close.  The yield on the benchmark ten-year Treasury note rose from a low of 1.60% on May 2 to a high of 2.67% on June 25, registering one of the worst two-month performances in bond market history.  No sector of the fixed-income space was spared in the rout.  U.S. Treasuries are on course for their worst year since 1978; investment grade bonds since 1973.  In percentage terms over the past two months, the increase in the yield on the ten-year Treasury note is the greatest such increase since 1953.  According to Morningstar, Inc., bond funds have lost an average of nearly 2.7% year to date.  The widely followed Barclay’s U.S. Aggregate Bond Index lost 233 basis points in the second quarter, posting its largest such quarterly loss in nine years.  The abrupt change in yields and fixed-income market sentiment was caused by confirmation by the Federal Reserve of its intention to cease its bond purchase programs sooner than was generally expected.  Everyone knew that bond yields were being suppressed by Fed policy, and that a day of normalization and reckoning would one day arrive.  But as is typical, investors expected to be smarter than the market and out of harm’s way before it occurred.  The yield on the ten-year Treasury note rose to 2.74% as the third quarter began, up an incredible 114 basis points over the past two months and at its highest level since August 2011.  That equates to a total return loss of 9.5%.  Bond prices fall when their yields rise.  Three decades of steadily falling bond yields have caused bond fund managers and investors to lose sensitivity to interest-rate risk.  Easily obtained positive total returns are all that they knew, until now.  The selling in the fixed-income market showed the signs of forced liquidations due to margin calls and the unwinding of levered positions.  Many global fixed-income investors are known to be engaged in what is referred to as the “carry trade,” in which

USFS FUNDS
JUNE 30, 2013

they borrow low cost U. S. dollars and yen, and invest in higher-yielding securities, hoping to earn an arbitrage profit.  When bond yields began to rise, these “carry” investors were forced to liquidate their positions, causing a self-feeding selling frenzy.  This speaks to the futility and the hazards of policy makers’ attempts to manipulate markets.  Sooner or later, market forces cause conditions to normalize, and the consequences are generally worse than they would have been without the policy manipulation of asset price levels.

In the short term, bond prices, and yield levels and changes are not a function of fair value. They are determined by the fear and greed of investors and their survival instincts.  What is referred to as fair value is simply a benchmark which is determined over long periods of time and widely varying economic circumstances.  Nonetheless, our preferred fair value model shows the ten-year Treasury note, at a yield of 2.74%, to be the most attractively valued since 2004.  As with stocks, there is no single metric that determines fair value for bonds.  However, over the past 30 years, the spread between the federal funds rate and the ten-year note has averaged approximately 160 basis points, and the spread between the two-year note and the ten-year note has averaged about 90 basis points.  Spreads are now well wider than those levels, and the yield curve is historically very steep.  As long as the Fed keeps its short-term benchmark rates near 0%, the yield on the ten-year Treasury note probably will not rise much above 3%.

There is no way of determining to what level the unwind of central bank induced financial asset inflation will take bond prices lower and yields higher.  The fixed-income markets are now in a testing process, seeking levels at which they are likely to settle whenever the Fed begins its quantitative easing (QE) tapering, and levels at which the selling supply is in balance with demand.  We are of the opinion, though, that bond yields are now at attractive levels for the near term.  While the trend certainly appears to be to higher interest rate levels over time, they are not likely to move much higher over the next six months.  Once the markets stabilize, we expect bond yields to move somewhat lower in the short term.  The consensus opinion is now for the Fed to announce in September that it plans to begin “tapering” the level of its monthly bond purchases.  Further, the financial futures markets have moved forward by nine months, to December 2014, the liftoff date for the first hike in the Fed’s federal funds target rate.  Our view is that both the tapering of the Fed’s bond purchase programs and its first policy rate hikes will be delayed beyond current market expectations.  Modest economic data disappointments are likely in the near term as the budget sequesters reach maximum impact.  Global economic growth is slowing, credit problems in Europe, China, and Japan are back in the headlines, and falling stock prices can all, and at any time, create a safety flow back into high quality bonds.  An economic soft patch would postpone the expected start of the tapering process until next year and send the expected first rate hike back into 2015.

USFS FUNDS
JUNE 30, 2013

Credit spreads, or risk premiums, have widened in recent months.  The yield spreads on mortgage-backed securities relative to U.S. Treasuries have widened the most due to the expectation that it is in that market that the Fed will begin tapering its bond purchases.  The reason for the widening of credit spreads goes back to a lack of liquidity and the carry trade.  It is the unwinding of levered positions in an illiquid market that has caused spreads to widen.  We expect spreads to narrow again, and therefore favor stepping down somewhat in quality and purchasing spread product in an effort to pick up some additional yield.  The highest quality bonds typically underperform in rising interest rate environments.  It is unusual for yield spreads in the bond market to widen, as they have recently done, when interest rates are on the rise and the economy is perceived to be on the mend.  They typically only widen when interest rates are falling and economic and credit risks are rising.  We continue to discourage, except in the very near term for traders, extending durations in an attempt to pick up some additional yield.

Sentiment in the fixed-income markets is currently very pessimistic, which is contrary bullish.  Even if the yield on the ten-year Treasury note was to rise to 3.25%, which is likely by the end of 2014, the harm to investors would be far less than what was experienced over the past two months.  We are of the view that the fixed-income markets have overreacted to the pronouncements of the Fed in recent weeks.  It is also our view that the economy is not as healthy as the Fed and many others perceive, and we do not see interest rates rising much further in the near term.  As long as the inflation landscape remains benign, the Fed is likely to remain relaxed and accommodative about keeping interest rates low.  But at the same time, investors need to realize that the Fed’s music will one day stop; that the Fed is nearly certain to begin winding down its monetary accommodation within the next twelve months.

This represents the Adviser’s assessment of the Funds and market conditions at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk, including possible loss of principal.  The underlying investments of the Fund (such as derivatives, and leveraged and inverse ETFs) may accelerate the velocity of potential losses.  Furthermore, the risk of loss from a short sale is unlimited because the Fund must purchase the shorted security at a higher price to complete the transaction and there is no limit for the security price.  The use of options, swaps and derivatives by the Fund has the potential to significantly increase the Fund’s volatility.  The underlying international and real estate investments may also be subject to economic or political instability in the U.S. and other countries, credit risk and interest rate fluctuations.  Bonds and bond funds will decrease in value as interest rates rise.  There is no guarantee the Fund will achieve its stated objective.  Current and future holdings are subject to risk.

USFS FUNDS
JUNE 30, 2013

Definitions

S&P 500 Index:  an index which consists of five hundred stocks chosen for market size, liquidity, and industry group representation.

Dow Jones Industrial Average:  a price-weighted average of thirty significant stocks traded on the New York Stock Exchange and on NASDAQ.

ICI:  is the national trade association of U.S. investment companies, which includes mutual funds, closed-end funds, exchange-traded funds and unit investment trusts.

P/E Ratio:  a valuation ratio of a company’s current share price compared to its per-share earnings.

EPS:  a portion of a company’s profit allocated to each outstanding share of common stock.

Barclay’s U.S. Aggregate Bond Index:  a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed rate and hybrid ARM pass-throughs), ABSs, and CMBs.  One cannot invest directly in an Index.

Basis Points:  a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Free Cash Flow:  represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Standard Deviation:  is often used as a measure of the risk associated with price-fluctuations of a given asset (stocks, bonds, property, etc.), or the risk of a portfolio of assets.  A low standard deviation indicates that the data points tend to be very close to the mean; high standard deviation indicates that the data points are spread out over a large range of values.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND

INVESTMENT HIGHLIGHTS

GROWTH OF A $10,000 INVESTMENT

	Average Annual Total Return
	for period ended June 30, 2013(1)
	One Year	Three Year	Five Year	Annualized
	Return	Return	Return	Inception to Date(2)
USFS Funds
Limited Duration Government Fund	0.17%	0.48%	1.53%	2.49%
BofA Merrill Lynch
1-3 Yr US Treasury Index	0.33%	0.82%	1.90%	2.79%
BofA Merrill Lynch
1-3 Yr US Treasury/Agency Index	0.33%	0.85%	2.01%	2.88%

(1)
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect, if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The USFS Funds Limited Duration Government Fund commenced operations on July 6, 2004.

The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The BofA Merrill Lynch 1-3 Year US Treasury/Agency Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury and non-subordinated U.S. agency debt issued in the U.S. domestic market with a remaining term to final maturity of less than three years.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND

INVESTMENT HIGHLIGHTS

GROWTH OF A $10,000 INVESTMENT

	Average Annual Total Return
	for period ended June 30, 2013(1)
	One Year	Three Year	Annualized
	Return	Return	Inception to Date(2)
USFS Funds
Tactical Asset Allocation Fund	17.13%	15.56%	11.39%
S&P 500 Index	20.60%	18.45%	13.65%

(1)
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The USFS Funds Tactical Asset Allocation Fund commenced operations on November 30, 2009.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. It is not possible to invest directly in an index.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
JUNE 30, 2013 (UNAUDITED)

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 47.5%

	Face
Description	Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)
5.250%, 05/15/17	$145,853	$148,382
4.500%, 08/15/27	68,007	68,520
4.000%, 04/01/14	8,861	9,377
4.000%, 05/01/14	95,884	101,487
3.500%, 11/01/25	529,226	549,886
2.705%, 07/01/37 (A)	141,202	150,451
2.666%, 01/01/36 (A)	218,924	231,122
2.322%, 01/01/35 (A)	435,586	453,501
2.000%, 09/15/39	658,649	670,769
1.500%, 09/15/22	1,414,788	1,408,594

Federal National Mortgage Association (FNMA)
5.000%, 11/25/49	137,525	147,279
4.500%, 05/01/14	48,751	52,173
4.000%, 05/01/19	180,746	192,041
3.000%, 11/01/20	577,002	602,258
2.775%, 06/25/44 (A)	929,831	983,723
2.626%, 01/01/34 (A)	195,130	208,170
2.500%, 07/25/24	273,478	276,954
2.220%, 06/01/35 (A)	117,016	124,451
2.087%, 06/01/35 (A)	649,990	685,584
2.045%, 03/01/34 (A)	215,983	229,249
2.000%, 08/25/41	967,637	953,192
1.810%, 02/01/33 (A)	232,042	248,555
0.638%, 03/25/27 (A)	719,432	708,533

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
JUNE 30, 2013 (UNAUDITED)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 47.5% (continued)

	Face
Description	Amount	Value
Government National Mortgage Association (GNMA)
4.500%, 06/16/37	$636,725	$689,065
4.500%, 06/20/39	417,590	455,284
4.000%, 11/16/38	672,636	712,837
4.000%, 12/20/38	584,038	613,982
4.000%, 05/16/39	219,966	228,710
4.000%, 08/20/39	387,847	411,195
4.000%, 10/20/39	392,527	425,275
3.250%, 11/20/39	191,085	197,166
3.000%, 11/20/38	633,588	668,486
3.000%, 09/16/39	273,326	282,848
2.500%, 12/16/25	1,215,216	1,242,459
2.500%, 06/20/38	634,287	649,458
2.500%, 08/20/39	679,190	693,088
2.000%, 05/20/40	824,670	821,996
1.250%, 08/20/27	203,393	200,347

National Credit Union Administration (NCUA)
1.840%, 10/07/20	338,662	339,508
1.600%, 10/29/20	695,612	704,457
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(Cost $18,418,246)		18,540,412

SMALL BUSINESS ADMINISTRATION (SBA) — 39.2%

Small Business Administration Pass-Through Agency (SBA)
7.100%, 02/01/17	6,887	7,344
5.250%, 06/25/14 (A)	705	711
4.265%, 05/25/14 (A)	29,299	29,233
3.875%, 02/25/25 (A)	27,872	31,092
3.625%, 10/25/24 (A)	11,949	13,189
3.625%, 10/25/25 (A)	23,020	25,364
3.375%, 09/25/25 (A)	23,166	24,744
3.125%, 07/25/21 (A)	3,327	3,468
3.125%, 06/25/25 (A)	11,516	12,516
2.575%, 11/25/14 (A)	91,114	91,827
2.000%, 06/25/31 (A)	961,586	1,029,707
1.750%, 03/25/31 (A)	924,978	983,087
1.625%, 04/25/16 (A)	5,408	5,369
1.625%, 10/25/18 (A)	18,376	18,439
1.400%, 09/25/32 (A)	751,887	786,399

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
JUNE 30, 2013 (UNAUDITED)

SMALL BUSINESS ADMINISTRATION (SBA) — 39.2% (continued)

	Face
Description	Amount	Value
1.375%, 07/25/17 (A)	$19,242	$19,420
1.375%, 09/25/17 (A)	2,956	2,984
1.250%, 10/25/13 (A)	45,995	45,954
1.250%, 01/25/14 (A)	274	274
1.250%, 11/25/17 (A)	118,066	119,008
1.250%, 12/25/17 (A)	124,518	125,525
1.250%, 02/25/18 (A)	69,507	70,813
1.250%, 02/25/18 (A)	277,042	279,340
1.250%, 04/25/18 (A)	76,919	77,573
1.250%, 05/25/18 (A)	80,710	81,404
1.250%, 07/25/25 (A)	788,697	799,795
1.000%, 08/25/18 (A)	169,246	170,236
1.000%, 09/25/21 (A)	297,548	300,301
1.000%, 11/25/24 (A)	99,556	101,016
1.000%, 10/25/31 (A)	1,278,168	1,303,133
1.000%, 11/25/33 (A)	271,014	277,075
1.000%, 07/25/34 (A)	306,638	313,636
0.875%, 10/25/21 (A)	119,102	119,869
0.875%, 01/25/25 (A)	143,617	144,955
0.820%, 06/25/34 (A)	692,365	699,582
0.800%, 05/25/18 (A)	642,683	643,170
0.750%, 11/25/20 (A)	376,293	377,258
0.750%, 08/25/22 (A)	864,746	868,214
0.750%, 08/25/22 (A)	875,840	879,352
0.750%, 10/25/24 (A)	870,967	875,562
0.740%, 03/25/25 (A)	331,105	332,763
0.720%, 04/25/28 (A)	548,971	551,119
0.700%, 02/25/30 (A)	343,436	344,296
0.625%, 01/25/27 (A)	492,154	492,581
0.625%, 03/25/30 (A)	309,336	309,128
0.600%, 09/25/30 (A)	565,846	564,870
0.570%, 09/25/31 (A)	512,022	510,426
0.570%, 11/25/31 (A)	437,437	436,070
TOTAL SMALL BUSINESS ADMINISTRATION (SBA)
(Cost $15,069,063)		15,299,191

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.5%

Government National Mortgage Association (GNMA)
5.000%, 08/15/18	127,134	136,676
5.000%, 10/15/18	194,162	209,390

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
JUNE 30, 2013 (UNAUDITED)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.5% (continued)

	Face
	Amount/
Description	Shares	Value
4.500%, 08/20/19	$90,997	$97,951
4.000%, 09/15/18	202,891	216,083
4.000%, 12/15/18	89,554	95,365
3.500%, 04/20/40 (A)	64,345	67,471
1.750%, 04/20/23 (A)	91,727	95,668
1.625%, 11/20/23 (A)	313,345	326,723
1.625%, 11/20/27 (A)	246,287	256,828
1.625%, 11/20/29 (A)	252,736	263,544
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,730,044)		1,765,699

U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bond
3.125%, 02/15/43	500,000	466,719
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $522,013)		466,719

CERTIFICATES OF DEPOSIT — 4.5%
Ally Bank, 1.100%	248,000	249,331
BMW Bank of North America, 0.850%	248,000	248,623
Discover Bank, 1.150%	248,000	249,302
FirstBank Puerto Rico, 0.800%	248,000	248,427
GE Capital Bank, 1.000%	248,000	248,730
GE Capital Retail Bank, 1.000%	248,000	248,729
Goldman Sachs Bank USA, 0.900%	248,000	248,061
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,736,000)		1,741,203

SHORT-TERM INVESTMENT — 0.7%
Short Term Treasury Investment, 0.20% (B)
(Cost $267,939)	267,939	267,939
TOTAL INVESTMENTS — 97.6%
(Cost $37,743,305)		$38,081,163

Percentages are based on Net Assets of $39,026,019.
(A)	Variable rate security – Rate disclosed is the rate in effect on June 30, 2013.
(B)	The rate reported is the 7-day effective yield as of June 30, 2013.

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND
JUNE 30, 2013 (UNAUDITED)

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 74.9%

Description	Shares	Value
Finance & Insurance — 14.1%
Aetna	12,147	$771,821
Federated Investors	26,440	724,720
JPMorgan Chase (C)	13,375	706,066
		2,202,607
Information — 15.9%
Automatic Data Processing (C)	9,531	656,305
International Business Machines	2,906	555,366
Microsoft	21,081	727,926
QUALCOMM (C)	9,009	550,270
		2,489,867
Manufacturing — 26.6%
3M(C)	3,331	364,245
Air Products & Chemicals	7,620	697,763
Caterpillar (C)	7,070	583,204
Coach	12,382	706,888
GlaxoSmithKline ADR	13,040	651,609
Lockheed Martin (C)	3,781	410,087
Northrop Grumman (C)	8,859	733,526
		4,147,322
Mining, Oil & Gas — 12.1%
ConocoPhillips	10,974	663,927
Energy Transfer Partners LP (B)	12,254	619,317
Transocean	12,734	610,595
		1,893,839

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND
JUNE 30, 2013 (UNAUDITED)

COMMON STOCK — 74.9% (continued)

Description	Shares	Value
Professional Services — 1.9%
Accenture	4,100	$295,036

Transportation — 4.3%
Union Pacific (C)	4,335	668,804
TOTAL COMMON STOCKS
(Cost $10,303,778)		11,697,475

EXCHANGE TRADED FUNDS — 22.0%
SPDR Dow Jones Industrial Average ETF Trust (C)	6,965	1,036,392
SPDR S&P 500 ETF Trust (C)	14,970	2,395,350
TOTAL EXCHANGE TRADED FUNDS
(Cost $3,273,132)		3,431,742

SHORT-TERM INVESTMENT — 4.4%
Short Term Treasury Investment, 0.20% (A)
(Cost $689,194)	689,194	689,194
TOTAL INVESTMENTS — 101.3%
(Cost $14,266,104)		$15,818,411

WRITTEN OPTIONS* – (0.4)%
3M Call, Expires 07/20/2013,
Strike Price $110.00	(30)	(5,070)
Automatic Data Processing Call, Expires 08/17/2013,
Strike Price $70.00	(40)	(4,400)
Caterpillar Call, Expires 08/17/2013,
Strike Price $87.50	(35)	(2,555)
JPMorgan Chase Call, Expires 08/17/2013,
Strike Price $55.00	(50)	(3,500)
Lockheed Martin Call, Expires 07/20/2013,
Strike Price $110.00	(25)	(2,250)
Northrop Grumman Call, Expires 07/20/2013,
Strike Price $85.00	(35)	(1,575)
Northrop Grumman Call, Expires 08/17/2013,
Strike Price $72.50	(30)	(32,100)
QUALCOMM Call, Expires 08/17/2013,
Strike Price $65.00	(35)	(2,205)
SPDR Dow Jones Industrial Average ETF Trust Call, Expires 08/17/2013,
Strike Price $155.00	(30)	(1,650)

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND
JUNE 30, 2013 (UNAUDITED)

WRITTEN OPTIONS* – (0.4)% (continued)

Description	Shares	Value
SPDR S&P 500 ETF Trust Call, Expires 08/17/2013,
Strike Price $166.00	(40)	$(4,680)
Union Pacific Call, Expires 08/17/2013,
Strike Price $165.00	(20)	(2,800)
TOTAL WRITTEN OPTIONS
(Premiums Received $62,320)		$(62,785)

Percentages are based on Net Assets of $15,613,583.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of June 30, 2013.
(B)	Security considered a Master Limited Partnership. At June 30, 2013, this security amounted to $619,317 or 4.0% of Net Assets.
(C)	Underlying security for a written option.
ADR — American Depositary Receipt
ETF — Exchange Traded Fund
LP — Limited Partnership
SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

	USFS Funds	USFS Funds
	Limited Duration	Tactical Asset
	Government Fund	Allocation Fund
Assets:
Investments at Value
(Cost $37,743,305 and $14,266,104, respectively)	$38,081,163	$15,818,411
Cash	—	5,703
Receivable for Investment Securities Sold	1,700,927	293,994
Receivable due from Investment Adviser	8,235	1,574
Receivable for Fund Shares Sold	1,331,581	22,558
Receivable for Dividends and Interest	79,807	36,072
Prepaid Expenses	26,846	14,819
Total Assets	$41,228,559	$16,193,131

Liabilities:
Written Options, at Value
(Premiums received $0 and $62,320, respectively)	—	62,785
Payable due to Investment Adviser	14,396	9,646
Payable due to Administrator	5,895	4,414
Payable for Investment Securities Purchased	2,155,356	484,219
Other Accrued Expenses	26,893	18,484
Total Liabilities	2,202,540	579,548
Net Assets	$39,026,019	$15,613,583

Net Assets Consist of:
Paid-in Capital	$38,948,167	$13,186,409
Undistributed (Distributions in Excess of)
Net Investment Income	(40,864)	19,063
Accumulated Net Realized Gain (Loss)
on Investments and Written Options	(219,142)	856,269
Net Unrealized Appreciation on Investments
and Written Options	337,858	1,551,842
Net Assets	$39,026,019	$15,613,583

Shares:
Outstanding Shares of Beneficial Interest
(Unlimited authorization – no par value)	3,251,005	1,389,707
Net Asset Value, Offering and Redemption
Price Per Share	$12.00	$11.24

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
FOR THE
SIX MONTHS ENDED
JUNE 30, 2013 (UNAUDITED)

STATEMENTS OF OPERATIONS

	USFS Funds	USFS Funds
	Limited Duration	Tactical Asset
	Government Fund	Allocation Fund
Investment Income:
Interest Income	$215,768	$33
Dividend Income (Net of withholding tax of
$0 and $127, respectively)	—	196,650
Total Investment Income	215,768	196,683
Expenses:
Investment Advisory Fees	80,112	59,504
Administration Fees	63,477	21,911
Transfer Agent Fees	22,537	18,054
Trustees’ Fees	10,493	10,810
Legal Fees	8,918	3,549
Fund Accounting Fees	8,396	1,619
Printing Fees	8,377	3,236
Other Fees	6,384	2,500
Audit Fees	4,186	3,731
Insurance Fees	4,004	1,547
Custodian Fees	3,922	2,234
Distribution Fees	2,639	2,639
Registration and Filing Fees	2,350	2,327
Compliance Fees	728	273
Total Expenses	226,523	133,934

Less:
Waiver of Investment Advisory Fees	(78,334)	(3,914)

Net Expenses	148,189	130,020
Net Investment Income	67,579	66,663
Net Realized Gain (Loss) on Investments	(11,652)	1,130,177
Net Realized Gain (Loss) on Written Options	—	(290,178)
Net Change on Unrealized Appreciation (Depreciation)
Investments	(151,640)	1,020,871
Net Change in Unrealized Appreciation
(Depreciation) Written Options	—	5,479
Net Realized and Unrealized Gain (Loss) on Investments
and Written Options	(163,292)	1,866,349
Net Increase (Decrease) in Net Assets
Resulting from Operations	$(95,713)	$1,933,012

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	Year Ended
	June 30, 2013	December 31,
	(unaudited)	2012
Operations:
Net Investment Income	$67,579	$192,094
Net Realized Loss on Investments	(11,652)	(47,354)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(151,640)	157,722
Net Increase (Decrease) in Net Assets Resulting
from Operations	(95,713)	302,462
Dividends:
Net Investment Income	(112,064)	(252,091)
Total Dividends	(112,064)	(252,091)
Capital Share Transactions:
Issued	12,750,899	5,087,677
Reinvestment of Distributions	97,755	231,976
Redeemed	(12,218,932)	(23,205,781)
Net Increase (Decrease) in Net Assets Derived
from Capital Share Transactions	629,722	(17,886,128)
Total Increase (Decrease) in Net Assets	421,945	(17,835,757)
Net Assets:
Beginning of Period	38,604,074	56,439,831
End of Period	$39,026,019	$38,604,074
Undistributed Net Investment Income (Loss)	$(40,864)	$3,621
Shares Transactions:
Issued	1,057,972	421,952
Reinvestment of Distributions	8,113	19,245
Redeemed	(1,013,683)	(1,924,514)
Total Increase (Decrease) in Shares Outstanding
from Capital Share Transactions	52,402	(1,483,317)

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	Year Ended
	June 30, 2013	December 31,
	(unaudited)	2012
Operations:
Net Investment Income	$66,663	$188,952
Net Realized Gain on Investments and Written Options	839,999	2,444,216
Net Change in Unrealized Appreciation
(Depreciation) on Investments and Written Options	1,026,350	(1,102,695)
Net Increase in Net Assets Resulting
from Operations	1,933,012	1,530,473
Dividends and Distributions:
Net Investment Income	(47,600)	(193,329)
Net Realized Gain	(338,522)	(1,586,192)
Total Dividends and Distributions	(386,122)	(1,779,521)
Capital Share Transactions:
Issued	1,625,062	3,184,220
Reinvestment of Distributions	354,076	1,779,508
Redeemed	(3,120,105)	(9,208,781)
Net Decrease in Net Assets Derived
from Capital Share Transactions	(1,140,967)	(4,245,053)
Total Increase (Decrease) in Net Assets	405,923	(4,494,101)
Net Assets:
Beginning of Period	15,207,660	19,701,761
End of Period	$15,613,583	$15,207,660
Undistributed Net Investment Income	$19,063	$—
Shares Transactions:
Issued	147,998	291,939
Reinvestment of Distributions	33,204	171,175
Redeemed	(279,522)	(845,678)
Total Decrease in Shares Outstanding
from Capital Share Transactions	(98,320)	(382,564)

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period

	For the Six
	Months(4)
	Ended
	June 30,		For the Years Ended December 31,
	2013		2012		2011		2010		2009(5)		2008
	(Unaudited)
Net Asset Value, Beginning of Period	$12.07		$12.05		$12.02		$12.07		$12.16		$12.12
Income from Investment Operations:
Net Investment Income(1)	0.02		0.05		0.05		0.14		0.28		0.42
Net Realized and Unrealized Gain (Loss)	(0.06)		0.04		0.04		0.09		(0.02)		0.08
Total from Operations	(0.04)		0.09		0.09		0.23		0.26		0.50
Dividends and Distributions:
Net Investment Income	(0.03)		(0.07)		(0.06)		(0.14)		(0.27)		(0.42)
Net Realized Gains	—		—		—		(0.14)		(0.08)		(0.04)
Total Dividends and Distributions	(0.03)		(0.07)		(0.06)		(0.28)		(0.35)		(0.46)
Net Asset Value, End of Period	$12.00		$12.07		$12.05		$12.02		$12.07		$12.16
Total Return†	(0.30	%)(2)	0.74	%(2)	0.77	%(2)	1.92	%(2)	2.20	%(2)	4.22%
Net Assets, End of Period (Thousands)	$39,026		$38,604		$56,440		$55,395		$45,215		$55,110
Ratio of Expenses to Average Net Assets	0.75	%*	0.75	%(3)	0.75	%(3)	0.75	%(3)	0.73	%(3)	0.65	%(3)
Ratio of Expenses to Average Net Assets
(Excluding waivers & fees
paid indirectly)	1.16	%*	1.19%		0.96%		0.99%		0.73%		0.65%
Ratio of Net Investment Income to
Average Net Assets	0.35	%*	0.43%		0.44%		1.14%		2.30%		3.46%
Portfolio Turnover Rate	308	%**	373%		827%		647%		165%		54%

†
Total return is for the period indicated and has not been annualized.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share amounts are based upon average shares outstanding.
(2)	Total return would have been lower had the Adviser not waived a portion of its fees during the period.
(3)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.
(4)
On March 19, 2013, shareholders of the USFS Funds Limited Duration Government Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to the USFS Funds Limited Duration Government Fund, a series of USFS Funds Trust, at the close of business on March 28, 2013.

(5)
On November 30, 2009, shareholders of the Accessor Limited Duration U.S. Government Fund, a series of Forward Funds (the “2009 Fund”), approved a tax-free reorganization under which all assets and liabilities of the 2009 Fund were transferred to the USFS Funds Limited Duration Government Fund, a series of The Advisors’ Inner Circle Fund, at the close of business on December 14, 2009.

*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period

	For the Six
	Months(4)
	Ended		For the Years
	June 30,		Ended December 31,
	2013		2012		2011		2010		2009(2)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.22		$10.53		$11.25		$10.19		$10.00
Income from Investment Operations:
Net Investment Income(1)	0.05		0.12		0.16		0.07		0.03
Net Realized and Unrealized Gain	1.24		0.75		0.20		1.35		0.19
Total from Operations	1.29		0.87		0.36		1.42		0.22
Dividends and Distributions:
Net Investment Income	(0.04)		(0.12)		(0.15)		(0.07)		(0.03)
Net Realized Gains	(0.23)		(1.06)		(0.93)		(0.29)		—
Total Dividends and Distributions	(0.27)		(1.18)		(1.08)		(0.36)		(0.03)
Net Asset Value, End of Period	$11.24		$10.22		$10.53		$11.25		$10.19
Total Return†	12.71%		8.37%		3.39%		14.07%		2.15%
Net Assets, End of Period (Thousands)	$15,614		$15,208		$19,702		$24,503		$23,156
Ratio of Expenses to Average Net Assets	1.64	%*	1.61	%(3)	1.36	%(3)	1.39	%(3)	2.45	%*(3)
Ratio of Expenses to Average Net Assets
(Excluding fees paid indirectly)	1.69	%*	1.61%		1.36%		1.39%		2.45	%*
Ratio of Net Investment Income
to Average Net Assets	0.84	%*	1.06%		1.40%		0.69%		3.13	%*
Portfolio Turnover Rate	52	%**	244%		119%		175%		25	%**

†
Total return is for the period indicated and has not been annualized.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share amounts are based upon average shares outstanding.
(2)	Fund commenced operations on November 30, 2009.
(3)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.
(4)
On March 19, 2013, shareholders of the USFS Funds Tactical Asset Allocation Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to the USFS Funds Tactical Asset Allocation Fund, a series of USFS Funds Trust, at the close of business on March 28, 2013.

*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The USFS Funds Trust (the “Trust”) is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated August 16, 2012.  The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The financial statements herein are those of the USFS Funds Limited Duration Government Fund, a diversified fund and the USFS Funds Tactical Asset Allocation Fund, a non-diversified fund (the “Funds”).  The USFS Funds Limited Duration Government Fund seeks a high level of current income consistent with the preservation of capital.  The USFS Funds Tactical Asset Allocation Fund seeks to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market.  The Funds may change their investment objective without shareholder approval upon 60 days’ prior notice to shareholders.  The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Funds are the successors to the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund, each a series of The Advisors’ Inner Circle Fund (the “Predecessor Funds”), as a result of a reorganization of each of the Predecessor Funds into its respective series of the Trust on March 28, 2013.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates and such differences could be material.

Security Valuation — Certificates of deposits are valued at their amortized cost, which approximates market value.  Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price.  For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.  If available, debt securities are priced based upon valuations provided by

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.  Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.  Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”).  The Funds’ fair value procedures are implemented through a Valuation Committee (the “Committee”) designated by the Board.  Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions.  When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.  As of June 30, 2013, there were no securities valued in accordance with fair value procedures.

In accordance with GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.  The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  The three levels of the fair value hierarchy are described below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –
Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

Level 3 –	Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value.  Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The summary of the inputs used as of June 30, 2013 in valuing the USFS Funds Limited Duration Government Fund’s investments is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total

U.S. Government Agency
Mortgage-Backed Obligations	$—	$18,540,412	$—	$18,540,412
Small Business
Administration (SBA)	—	15,299,191	—	15,299,191
U.S. Government Agency
Obligations	—	1,765,699	—	1,765,699
U.S. Treasury Obligations	—	466,719	—	466,719
Certificates of Deposit	—	1,741,203	—	1,741,203
Short-Term Investment	267,939	—	—	267,939
Total Investments
in Securities	$267,939	$37,813,224	$—	$38,081,163

As of June 30, 2013, all of the investments held in the USFS Funds Tactical Asset Allocation Fund are Level 1.  For details of investment classifications, reference the Schedules of Investments.

During the six month period ended June 30, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities and there have been no transfers between Level 2 and Level 3 assets and liabilities.  For the six month period ended June 30, 2013, there were no Level 3 securities.  For the six month period ended June 30, 2013, there have been no significant changes to the Funds’ fair valuation methodologies.

Offsetting Assets and Liabilities — The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. The USFS Funds Limited Duration Government Fund had no offsetting transactions as of June 30, 2013.  The following is a summary of offsetting transactions in the USFS Funds Tactical Asset Allocation Fund as of June 30, 2013:

Liabilities:				Gross Amounts not offset
in the statement of
financial position
		Gross	Net Amounts
		Amounts	Presented
	Gross	Offset in the	in the
	Amounts of	Statement of	Statement of		Collateral
	Recognized	Financial	Financial	Financial	Pledged	Net
	Liabilities	Position	Position	Instruments	(Received)	Amount
Description
Written Options	$62,785	—	$62,785	—	$62,785	—

Federal Income Taxes — It is each of the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.  Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.  The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements.  However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.  Dividend income is recorded on the ex-date.  Interest income is recognized on an accrual basis from settlement date.  Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies.  The USFS Funds Tactical Asset Allocation Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock.  To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.  An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).  The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership.  The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.  The MLPs themselves generally do not pay U.S. federal income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).  Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Expenses that are directly related to one of the Funds are charged to that Fund.  Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds based on relative net assets.

Dividends and Distributions to Shareholders — The USFS Funds Limited Duration Government Fund declares its net investment income monthly and distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually.  The USFS Funds Tactical Asset Allocation Fund declares its net investment income quarterly and distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.

3. Derivative Contracts:

In accordance with the authoritative guidance under GAAP, the Funds disclose: a) how and why they use derivative instruments, b) how derivative instruments and related hedged items

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

are accounted for and c) how derivative instruments and related hedged items affect their financial position, financial performance and cash flows as follows:

The USFS Funds Tactical Asset Allocation Fund invests in financial options contracts that seek to protect a position within its portfolio through hedging techniques.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

Options are valued at the last quoted sales price.  If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price and short positions are valued at the most recent ask price.  The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases.  The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised.  The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist.  Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.

Transactions in option contracts written for the USFS Funds Tactical Asset Allocation Fund for the six month period ended June 30, 2013, were as follows:

	Number of
	Contracts	Premiums
Outstanding at January 1, 2013	(515)	$(64,506)
Options written	(3,382)	(542,244)
Options closed	3,250	474,043
Options expired	—	—
Options exercised	277	70,387
Outstanding at June 30, 2013	(370)	$(62,320)

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

4. Administration, Distribution, Transfer Agency and Custodian Agreements:

The Funds and the Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), are parties to an Administration Agreement under which the Administrator provides administrative services for fees calculated at an annual rate of 0.10% of each Fund’s first $75 million of average daily net assets; 0.08% of the next $250 million of each Fund’s average daily net assets; and 0.05% of each Fund’s average daily net assets over $325 million, subject to a minimum annual fee of $64,000 per Fund, reduced to $32,000 for the first 12 months the Funds are open, as well as a fee of $4,000 per year for compliance support services.

The Funds, the Adviser (defined below) and Quasar Distributors, LLC (“Distributor”) are parties to a Distribution Agreement dated January 16, 2013.

USBFS serves as the transfer agent and dividend disbursing agent for the Funds under a Transfer Agency Agreement dated January 16, 2013.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds under a Custody Agreement dated January 16, 2013.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

5. Investment Advisory Agreement:

The Funds and Pennant Management, Inc. (the “Adviser”) are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.41% and 0.75% of each Fund’s average daily net assets for the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, respectively.  The Adviser has agreed to waive its management fees and/or reimburse expenses of each Fund until at least March 28, 2015 to ensure that Total Annual Fund Operating Expenses (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) do not exceed 0.75% of the USFS Funds Limited Duration Government Fund and 1.54% of the USFS Funds Tactical Asset Allocation Fund’s average net assets.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Funds’ expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed.

The Adviser is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their respective expense cap.  Waived expenses subject to potential recovery are as follows:

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

Year of
Expiration
12/31/2016
USFS Funds Limited Duration Government Fund	$24,141
USFS Funds Tactical Asset Allocation Fund	3,914

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended June 30, 2013, were as follows:

	Purchases		Sales and Maturities
	U.S. Government		U.S. Government
	Securities	Other	Securities	Other
USFS Funds
Limited Duration
Government Fund	$112,115,797	$—	$109,587,567	$80,498
USFS Funds
Tactical Asset
Allocation Fund	$—	$7,989,505	$—	$10,110,785

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.  As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.  These book/tax differences may be temporary or permanent.  To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital, as appropriate, in the period that the differences arise.  Accordingly, the following permanent differences, primarily attributable to paydowns, distribution, Master Limited Partnership reclassifications and REIT adjustments, have been reclassified to (from) the following accounts:

	Undistributed Net	Accumulated Net	Paid in
	Investment Income	Realized Loss	Capital
USFS Funds Limited Duration
Government Fund	$63,502	$(63,502)	$—
USFS Funds Tactical Asset
Allocation Fund	4,377	(4,292)	(85)

These reclassifications have no impact on net assets or net asset value per share.

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

The tax character of dividends and distributions declared during the years ended December 31, 2012 and 2011 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
USFS Funds Limited Duration
Government Fund
2012	$252,091	$—	$252,091
2011	306,177	—	306,177
USFS Funds Tactical Asset
Allocation Fund
2012	$393,601	$1,385,920	$1,779,521
2011	1,469,985	658,707	2,128,692

As of December 31, 2012, the components of distributable earnings on tax basis were as follows:

	USFS Funds	USFS Funds
	Limited Duration	Tactical Asset
	Government Fund	Allocation Fund
Undistributed Ordinary Income	$3,621	$121,866
Undistributed Long-Term Capital Gains	—	215,145
Capital Loss Carryforwards	(203,716)	—
Unrealized Appreciation	485,724	570,024
Other Temporary Differences	—	(26,751)
Accumulated Earnings	$285,629	$880,284

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.  Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
USFS Funds Limited Duration
Government Fund	$182,145	$21,571	$203,716

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

For Federal income tax purposes, the cost of securities owned at December 31, 2012, and the net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.  The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding written options) by the Funds at December 31, 2012, were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal	Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
USFS Funds Limited Duration
Government Fund	$39,136,145	$494,864	$(9,140)	$485,724
USFS Funds Tactical Asset
Allocation Fund	14,697,527	720,914	(144,946)	575,968

8. Concentration of Risk:

The market values of the USFS Funds Limited Duration Government Fund’s investments will change in response to interest rate changes and other factors.  Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall.  Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates.  Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

9. Other:

At June 30, 2013, for the USFS Funds Limited Duration Government Fund, 92% of total shares outstanding were held by one record shareholder.  At June 30, 2013, for the USFS Funds Tactical Asset Allocation Fund, 92% of total shares outstanding were held by one record shareholder.  These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications.  The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments with the exception of the following.

11. Auditor Changes (unaudited):

Cohen Fund Audit Services, Ltd. serves as the independent registered public accounting firm for the Funds.  Prior to the 2013 reorganization, PricewaterhouseCoopers LLP, served as the independent registered public accounting firm for the Funds.  The decision to change accountants was approved by the Audit Committee of the Board of Trustees.

USFS FUNDS

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (1/1/13 – 6/30/13).

The table on the following page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section of the table helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section of the table helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

USFS FUNDS

DISCLOSURE OF FUND EXPENSES (concluded) (unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	1/1/13	6/30/13	Ratios	Period*
USFS Funds Limited Duration
Government Fund
Actual Fund Return	$1,000.00	$997.00	0.75%	$3.71
Hypothetical 5% Return	1,000.00	1,021.08	0.75%	3.76
USFS Funds Tactical Asset
Allocation Fund
Actual Fund Return	$1,000.00	$1,127.10	1.54%	$8.12
Hypothetical 5% Return	1,000.00	1,017.16	1.54%	7.70

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

At a meeting of the Board of Trustees (the “Board”) of USFS Funds Trust (the “Trust”) on January 16, 2013 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its initial series, the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund (each, a “Fund,” and collectively, the “Funds”), and Pennant Management, Inc. (the “Adviser” or “Pennant”). The Advisory Agreement became effective upon the reorganization of the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, each a series of The Advisors’ Inner Circle Fund, into the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, each a series of the Trust, respectively, on March 28, 2013 (the “Reorganization”).

At the Meeting, the Trustees reviewed materials (“Materials”) presented with regard to Pennant, including Pennant’s Form ADV, a due diligence questionnaire completed in response to a specific request letter from counsel to the Independent Trustees, and financial and insurance information for the firm. The Board reviewed the terms of the proposed Advisory Agreement and the proposed Operating Expenses Limitation Agreement included in the Materials and noted that a review of the Adviser’s Code of Ethics for compliance with Rule 17j-1 under the 1940 Act was conducted by counsel to the Trust and that any deficiencies identified had been adequately resolved. The Board further noted that the Materials contained a certification from Pennant that it has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. The Board noted that counsel to the Trust had reviewed Pennant’s compliance program for compliance with Rule 38a-1 under the 1940 Act and that any deficiencies identified had been adequately resolved. The Board also noted the advisory fees to be paid to Pennant under the Advisory Agreement.

The Trustees then discussed with counsel to the Trust the factors that may be relevant in determining whether to approve the Advisory Agreement between the Trust and Pennant, including the following: (1) the nature, extent, and quality of the services to be provided by Pennant; (2) the cost of the services to be provided and the profits to be realized by Pennant and its affiliates from services rendered to the Trust; (3) comparative performance, fee and expense data for the Funds and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Funds proposed to be managed by Pennant grow and whether the proposed advisory fee for the Funds reflects these economies of scale for the benefit of the Funds; and (5) other financial benefits to Pennant and its affiliates resulting from services rendered to the Funds. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

Nature, Extent and Quality of Services to be Provided to the Funds.  The Trustees considered the scope of services to be provided under the Advisory Agreement between the Trust and Pennant noting that Pennant will be providing investment management services to the Funds.

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the qualifications of the Adviser’s chief compliance officer and the firm’s compliance history. The Board also considered the Adviser’s experience managing the Funds as series of The Advisors’ Inner Circle Fund. The Adviser’s registration form (“Form ADV”) was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Board also considered other services to be provided to the Funds by the Adviser, such as monitoring adherence to the Funds’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by the Adviser.

Investment Performance of the Funds and the Adviser.  The Trustees then discussed the performance of the Funds for the one-, three- and five-year periods, as applicable, and each Fund’s period since inception as of November 30, 2012, among other time periods. In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to their benchmark indices (the S&P 500 Index for the Tactical Asset Allocation Fund and the BofA Merrill Lynch 1-3 Year US Treasury Index for the Limited Duration Fund) and in comparison to their respective peer group of Short Government Funds (for the Limited Duration Government Fund) and Large Blend Funds (for the Tactical Asset Allocation Fund) as constructed by data presented by Morningstar, Inc. (each a “Morningstar Peer Group”). The Board noted that for all time periods reviewed, the Funds’ performance was within the range of returns for funds in their respective Morningstar Peer Group.

The Trustees noted that the performance of the Tactical Asset Allocation Fund generally trailed that of its benchmark index for all periods. The Board noted that although the Fund’s performance trailed the average of its Morningstar Peer Group for the one-year period, the Fund’s performance was generally in line with the average for its Morningstar Peer Group for the three-year and since inception periods. The Trustees noted that the Fund had only been operating for a short period of time and consequently, they could not judge how the Fund would perform across a variety of market cycles.

The Trustees noted that the performance of the Limited Duration Government Fund was generally in line with that of its benchmark index for all periods, with the Fund slightly trailing the index for periods greater than one year and slightly outperforming versus the index for

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

periods of one year or less. The Board noted that the Fund’s performance trailed the average of its Morningstar Peer Group for the one-, three- and five-year and since inception periods, but concluded that the comparison with the Fund’s Morningstar Peer Group was less applicable because the peer funds in that group were generally permitted to invest in types of instruments that the Fund is not, such as corporate bonds or derivative instruments.

The Board also considered the composite returns for accounts separately managed by the Adviser utilizing several different strategies, as well as the performance of an applicable benchmark index for each strategy. The Board noted that the Adviser does not manage any separate accounts that are comparable to the Funds’ investment strategies.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

Cost of Services Provided and Profits Realized by the Adviser.  The Board reviewed each Fund’s estimated expense ratio and the advisory fee to be paid by each Fund, considered the expense ratios of comparable funds and the advisory fees charged by the Adviser for its separately-managed accounts, and concluded that the advisory fees were reasonable and the result of arm’s length negotiations. Additionally, the Board took into consideration that the Adviser has contractually agreed to limit the total operating expenses of each Fund for at least two years, which may result in the Adviser waiving some or all of its advisory fees or reimbursing Fund expenses. The Board also evaluated the compensation and benefits expected to be received by the Adviser from its relationship with the Funds, including the Funds’ brokerage commissions and use of soft dollars by the Adviser. The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Funds’ operations since their inception.

The Board noted that the advisory fees of 0.41% for the Limited Duration Government Fund and 0.75% for the Tactical Asset Allocation Fund were in line with the average for each Fund’s respective Morningstar Peer Group. The Trustees further noted that the Limited Duration Government Fund’s net expense ratio was below the average for its Morningstar Peer Group, although the Tactical Asset Allocation Fund’s net expense ratio was above the average but well below the maximum expense ratio for its Morningstar Peer Group.

Economies of Scale.  The Board determined that, while the Adviser is likely to realize economies of scale in managing the Funds as assets grow in size, the Funds do not currently benefit from significant economies of scale given their size. The Board also determined that potential economies of scale that the Funds might realize would be achievable under the structure of the proposed advisory fees and the Funds’ operating expenses and that through

USFS FUNDS
JUNE 30, 2013 (UNAUDITED)

fee waivers, the Adviser was in effect providing access to economies of scale to the Funds and their shareholders that they may not have achieved until the Funds reached significantly higher asset levels.

Benefits Derived from the Relationship with the Funds.  The Board considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds. The Board determined that the benefits the Adviser may receive, such as greater name recognition, the ability to attract additional investor assets and for Fund brokers’ provisions of brokerage and research services to the Adviser, appear to be reasonable, and in many cases, may benefit the Funds.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser will provide to the Funds; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

USFS FUNDS
11270 West Park Place
Suite 1025
Milwaukee, WI  53224

Adviser:
Pennant Management, Inc.
11270 West Park Place
Suite 1025
Milwaukee, WI  53224

Distributor:
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Administrator:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Legal Counsel:
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202

This information must be preceded or accompanied by a current prospectus for the Fund.

UE-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USFS Funds Trust

By (Signature and Title)*        /s/Mark Elste
Mark Elste, President and Chief Executive Officer

Date   September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Mark Elste
Mark Elste, President and Chief Executive Officer

Date   September 4, 2013

By (Signature and Title)*        /s/Walter Yurkanin
Walter Yurkanin, Treasurer and Principal Financial Officer

Date   September 4, 2013

* Print the name and title of each signing officer under his or her signature.